SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

______________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  October 14, 2008

PAR PHARMACEUTICAL COMPANIES, INC.

(Exact name of registrant as specified in its charter)

 Delaware                                                                 File Number 1-10827                                                         22-3122182

(State or other jurisdiction of

(Commission File Number)

(I.R.S. Employer

incorporation or organization)

Identification No.)

300 Tice Boulevard, Woodcliff Lake, NJ

07677

   (Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code: (201) 802-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05     Costs Associated with Exit or Disposal Activities.

On October 14, 2008, Par Pharmaceutical Companies, Inc. (the “Company”) announced that it plans to resize its generic unit as part of an ongoing strategic assessment of its businesses.  This initiative will enable the Company to more effectively optimize its current product portfolio and its pipeline of first-to-file/first-to-market products.

In addition, the Company intends to significantly reduce its research and development (R&D) expenses by decreasing its internal R&D effort to focus on completing products currently in development and will continue to look for opportunities with external partners.  The Company further intends to trim its current generic product portfolio and retain only those marketed products that deliver acceptable profit to the Company.

These actions will result in a workforce reduction of approximately 190 employees.  Approximately 30% of the affected positions in manufacturing, R&D, and general and administrative will be eliminated by year-end 2008 and the remaining positions by the end of the first half of 2009.

In connection with these actions, the Company expects to incur pre-tax expenses in the range of approximately $28 to $38 million, which is comprised of approximately $11 million for severance and other related employee-related costs; approximately $17 to $18 million for asset impairments resulting from facility closures and related actions; up to approximately $2 million in inventory write-offs related to the reduction of the Company’s generic product portfolio; and up to approximately $7 million for other costs.  The Company expects that approximately $8 to $10 million of this charge will result in cash expenditures during the fourth quarter of 2008 and the first half of 2009.

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 14, 2008, the Company announced the resignation of Gerard A. Martino as Executive Vice President and Chief Operating Officer.  Mr. Martino was one of the named executive officers identified in the Company’s Proxy Statement filed on April 7, 2008.

Certain statements in this Current Report on Form 8-K constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. To the extent that any statements made in this Current Report on Form 8-K contain information that is not historical, such statements are essentially forward-looking and are subject to certain risks and uncertainties, including the risks and uncertainties discussed from time to time in the Company’s filings with the SEC, including its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Any forward-looking statements included in this Current Report on Form 8-K are made as of the date hereof only, based on information available to the Company as of the date hereof, and, subject to any applicable law to the contrary, the Company assumes no obligation to update any forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated as of:  October 16, 2008

PAR PHARMACEUTICAL COMPANIES, INC.

(Registrant)

/s/ Thomas J. Haughey

Thomas J. Haughey, Executive Vice President

and General Counsel

3